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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 8, 2003

                           Artesyn Technologies, Inc.
             (Exact name of registrant as specified in its charter)

          Florida                      0-4466                  59-1205269
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)

7900 Glades Rd., Suite 500, Boca Raton, Florida                33434-4105
   (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (561) 451-1000

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Item 5. Other Events.

      Artesyn Technologies, Inc. today announced the pricing of its offering of $75 million of convertible senior subordinated notes due August 2010, to qualified institutional buyers. Additional information about the specifics of the transaction were also included. A copy of the press release is attached as
Exhibit 99.

Item 7. Financial Statements and Exhibits.

(c)   Exhibits:

      99    Press Release issued by Artesyn  Technologies,  Inc. dated August 8,
            2003.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

August 8, 2003

                                                ARTESYN TECHNOLOGIES, INC.
                                                      (Registrant)

                                           /s/ Richard J. Thompson
                                           -------------------------------------
                                           Richard J. Thompson
                                           Vice President - Finance and
                                           Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                               Description
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    99            Press  Release  issued by  Artesyn  Technologies,  Inc.  dated
                  August 8, 2003


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